FINANCIAL (EXPENSES) INCOME, NET (Tables)	6 Months Ended
Jun. 30, 2013
Other Income and Expenses [Abstract]
Schedule of Other Nonoperating Income (Expense) [Table Text Block]
			Period from February 5, 2007
	For the six months ended		(date of inception)
	June 30,		June 30,
	2013	2012	2013
Financial income	$2	$-	$8
Financial (expenses) and bank fees	-	-	(10)
Exchange rate differences gain (loss)	(1)	16	(41)
	$1	$16	$(43)